EX. 10.29

                           CONVERTIBLE LOAN AGREEMENT

                Dated as of October 1, 2004 ("Subscription Date")

      This CONVERTIBLE LOAN AGREEMENT (this "AGREEMENT") is entered into between NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware (the "BORROWER"), and David Moon and James Burchard, the "Investor". The Investor shall be referred to herein as the "Lender". Capitalized terms used herein shall have the meanings ascribed to such terms in SECTION 8 of this Agreement.

      In consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

                                SECTION 1. LOAN

      SECTION 1.1. TERM LOAN. Subject to the terms and conditions of this Agreement, the Lender agrees to loan to the Borrower, and the Borrower agrees to borrow from the Lender, in the aggregate principal amount of the "Subscription Amount", (collectively, the "TERM LOAN"). The Lender hereby agrees to make such loan to the Borrower on the date so indicated, with such payment to be made in immediately available funds via wire transfer or cashier's check.

      SECTION 1.2. TERM NOTE. The Term Loan shall be evidenced by a convertible promissory note (the "CONVERTIBLE TERM NOTE"), substantially in the form of EXHIBIT A, with appropriate insertions, dated the date hereof, payable to the order of the Lender and in the initial principal amount of the Subscription Amount. The Term Loan shall be due and payable one year from the "Subscription Date", , or at an earlier date as provided in SECTION 3.2 hereof (the "TERM LOAN MATURITY DATE").

                          SECTION 2. INTEREST AND FEES

      SECTION 2.1. INTEREST. The Borrower agrees to pay interest on the unpaid principal amount of the Term Loan from time to time outstanding hereunder at the following rates per year, compounded annually:

            (a) before maturity of the Term Loan, whether by acceleration or otherwise, at the rate per annum equal to ten percent (10%).

            (b) after the maturity of the Term Loan, whether by acceleration or otherwise, until paid, at a rate per annum equal to fifteen percent (15%).

      SECTION 2.2. INTEREST PAYMENT DATE. Accrued interest shall be paid in full on the Term Loan Maturity Date.


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


      SECTION 2.3. BASIS OF COMPUTATION. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date the Term Loan is made and excluding the date the Term Loan or any portion thereof is paid or prepaid.

                       SECTION 3. CONVERSION AND PAYMENTS

      SECTION 3.1. PAYMENTS.

            (a) PLACE OF PAYMENT. Cash payments required to be made under this Agreement and the Convertible Term Note of principal, interest, fees and other amounts payable hereunder, shall be made to the Lender at its office located at 8290 W. Sahara, #175, Las Vegas, NV 89117 (the "Investor's Address").

            (b) FORM OF PAYMENT. All payments of principal and interest shall be made by wire transfer to the Lender.

      SECTION 3.2. PREPAYMENT.

            (a) OPTIONAL PREPAYMENT. The Borrower may from time to time prepay the Term Loan or any portion thereof without premium or penalty.

            (b) MANDATORY PREPAYMENT.

                  (i) Within ten (10) days of the occurrence of any of the following events, the Borrower shall make a prepayment of the Term Loan in an amount equal to the proceeds received by the Borrower, in each case up to the total amount then due under the Term Loan, from:

                        (A) the sale of any of the Borrower's assets outside the ordinary course of business; and

                        (B) any insurance payouts or condemnation awards payable by reason of theft, loss, destruction, damage, taking or any other similar event with respect to any property or assets of the Borrower (PROVIDED, HOWEVER, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing the Borrower may use such insurance payouts or condemnation awards within thirty
                        (30) days after receipt by the Borrower to replace any such property with property performing the same or similar function).

      SECTION 3.3. CONVERSION.

            (a) CONVERSION INTO PREFERRED STOCK. Pursuant to the conversion provisions set forth in the Convertible Term Note, the Term Loan may be converted into series A preferred stock of the Borrower pursuant to the terms set forth in the Convertible Term Note.


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            (b) ONE YEAR BUY BACK OF PREFERRED SHARES. At the Lender's sole option, the Lender may require the Borrower to repurchase the shares of preferred stock issued to the Lender herein at the end of a one year period for a price of 110% of the Subscription Amount. If the Borrower is unable to buy back the shares upon said terms, the Borrower's president, as indicated below, will buy back the shares from the Lender upon those terms.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

      To induce the Lender to make the Term Loan, the Borrower represents and warrants to the Lender that (except in each case as otherwise disclosed in the Borrower's filings with the SEC):

      SECTION 4.1. ORGANIZATION. The Borrower is a corporation existing and in good standing under the laws of the State of Delaware; each of its subsidiaries is a corporation, limited liability company or partnership duly existing and in good standing under the laws of the state of its formation; the Borrower and each of its subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction where, because of the nature of their activities or properties, such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Borrower's business, financial condition or results of operations (a "Material Adverse Effect"); and the Borrower and each of its subsidiaries have the power and authority to own their properties and to carry on their businesses as now being conducted.

      SECTION 4.2. AUTHORIZATION; NO CONFLICT. The borrowings hereunder, the execution and delivery of this Agreement and the Convertible Term Note, the performance by the Borrower of its obligations under this Agreement and the Convertible Term Note are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary.

      SECTION 4.3. FINANCIAL STATEMENTS. The Borrower's un-audited consolidating and consolidated financial statements as at December 31, 2003, copies of which have been made available to the Lender, have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year, and accurately present the financial condition of the Borrower and its subsidiaries as at such dates and the results of their operations for the respective periods then ended.

      SECTION 4.4. LIENS. None of the assets of the Borrower or any subsidiary thereof are subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest.


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      SECTION 4.5. ADVERSE CONTRACTS. Neither the Borrower nor any of its
subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction, nor is it subject to any judgment, decree or order of any court or governmental body, which may have a material and adverse effect on the business, property, assets, operations, conditions or prospects of the Borrower and its subsidiaries taken as a whole or on the ability of the Borrower to perform its obligations under this Agreement and the Convertible Term Note. Neither the Borrower nor any of its subsidiaries has, nor with reasonable diligence should have had, knowledge of or notice that it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any such agreement, instrument, restriction, judgment, decree or order.

      SECTION 4.6. REGULATION U. The Borrower is not engaged principally in, nor is one of the Borrower's important activities, the business of extending credit for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereinafter in effect.

      SECTION 4.7. LITIGATION AND CONTINGENT LIABILITIES. No litigation (including derivative actions), arbitration proceedings or governmental proceedings are pending or threatened against the Borrower or any of its subsidiaries which would (singly or in the aggregate), if adversely determined, have a material and adverse effect on the business, properties, assets, operations, conditions or prospects of the Borrower or any subsidiary.

                              SECTION 5. COVENANTS

      Until all obligations of the Borrower hereunder and under the Convertible Term Note are paid and fulfilled in full, the Borrower agrees that it shall, and shall cause each of its subsidiaries to, comply with the following covenants, unless the Lender consents otherwise in writing:

      SECTION 5.1. CORPORATE EXISTENCE, MERGERS, ETC. The Borrower and each subsidiary shall preserve and maintain its corporate existence, rights, franchises, licenses and privileges, and will not liquidate, dissolve, or merge, or consolidate with or into any other corporation, or sell, lease, transfer or otherwise dispose of all or a substantial part of its assets (except those assets sold in the ordinary course of its business), except that:

            (a) Any subsidiary may merge or consolidate with or into the Borrower or any one or more wholly-owned subsidiaries; and

            (b) Any subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Borrower or one or more wholly-owned subsidiaries.

      SECTION 5.2. INSPECTION. The Borrower and each subsidiary shall permit the Lender and its agents at any time during normal business hours to inspect their properties and to inspect and make copies of their books and records, provided that the Lender agrees to enter into confidentiality agreements with respect to the foregoing.


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


      SECTION 5.3. USE OF PROCEEDS.

            (a) USE OF PROCEEDS. The Borrower shall use the proceeds from the Term Loan solely for operating costs, including but not limited to, employee salaries and costs associated with filing SEC compliance documents.

            (b) MARGIN REGULATIONS. Neither the Borrower nor any subsidiary shall use or permit any proceeds of the Term Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System, as amended from time to time.

            (c) TENDER OFFERS AND GOING PRIVATE. Neither the Borrower nor any subsidiary shall use (or permit to be used) any proceeds of the Term Loan to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or any regulations or rulings thereunder.

      SECTION 5.4. COMPLIANCE WITH LAW. The Borrower and each of its subsidiaries shall comply in all material respects with all laws and regulations (whether federal, state or local and whether statutory, administrative, judicial or otherwise) and with every lawful governmental order or similar action (whether administrative or judicial) applicable to it, except in each case as would not have a Material Adverse Effect.

      SECTION 5.5. AFFILIATE TRANSACTIONS. Not enter into any transaction with an affiliate, except for transactions in the ordinary course of business pursuant to the reasonable requirements of the Borrower's or each subsidiaries' business and upon fair and reasonable terms no less favorable to the Borrower or the subsidiaries than the Borrower or the subsidiaries would obtain in a comparable arms-length transaction.

                        SECTION 6. CONDITIONS OF LENDING

      The obligation of the Lender to make the Term Loan is subject to the following conditions precedent:

      SECTION 6.1. DOCUMENTATION. In addition to the conditions precedent set forth in SECTION 6.2 and SECTION 6.3, the obligation of the Lender to make the Term Loan is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated a date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request (except for the Convertible Term Note, of which only the original shall be signed):

            (a) AGREEMENT. This Agreement;


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

            (b) NOTE. The Convertible Term Note;

            (c) RESOLUTION. A copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement, the Convertible Term Note and the other documents provided for in this Agreement, certified by the secretary or assistant secretary of the Borrower; and

            (d) MISCELLANEOUS. Such other documents and certificates as the Lender may request.

      SECTION 6.2. REPRESENTATIONS AND WARRANTIES; NO DEFAULT.

            (a) REPRESENTATIONS AND WARRANTIES. At the date of the Term Loan, the Borrower's representations and warranties set forth herein shall be true and correct in all material respects as at such date with the same effect as though those representations and warranties had been made on and as at such date.

            (b) NO DEFAULT. At the time of the Term Loan, and immediately after giving effect to the Term Loan, the Borrower shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed, and no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of the Term Loan, or would result from the making of the Term Loan.

      SECTION 6.3. NO MATERIAL ADVERSE CHANGE. No material adverse change in, or effect on, (a) the business, assets, properties, operations, condition or prospects of the Borrower or any of its subsidiaries or (b) the ability of the Borrower to perform its obligations under this Agreement or the Convertible Term Note, in all cases whether due to a single circumstance or event or an aggregation of circumstances or events, shall have occurred.

                               SECTION 7. DEFAULT

      SECTION 7.1. EVENTS OF DEFAULT. Each of the following occurrences is hereby defined as an "Event of Default":

            (a) NONPAYMENT. The Borrower shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

            (b) DEFAULT UNDER RELATED DOCUMENTS. Any default, event of default, or similar event shall occur or continue under any instrument, document, note, agreement, or guaranty delivered to the Lender in connection with the Term Loan (including without limitation the Convertible Term Note), or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or


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            (c) CROSS-DEFAULT. There shall occur any default or event of default, or any event which might become such with notice or the passage of time or both, or any similar event, or any event which requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by the Borrower, any of its subsidiaries or under the terms of any indenture, agreement or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured or guaranteed, in each case in respect of an amount that exceeds $100,000, and such event shall continue beyond any applicable period of grace; or

            (d) DISSOLUTIONS, ETC. The Borrower or any subsidiary shall fail to comply with any provision concerning its existence or any prohibition against dissolution, liquidation, merger, consolidation or sale of assets; or

            (e) WARRANTIES. Any representation, warranty, schedule, certificate, financial statement, report, notice or other writing furnished by or on behalf of the Borrower or any of its subsidiaries to the Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

            (f) ERISA. (i) Institution of any steps by the Borrower or any subsidiary to terminate a Plan if as a result of such termination the Borrower or such subsidiary could be required to make a contribution to such Plan, or could incur a liability or obligation to such Plan, in either case in excess of $100,000; (ii) a contribution failure occurs with respect to any plan sufficient to give rise to a lien under Section 302(f) of ERISA with respect to any Plan; (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that the Borrower or any subsidiary and any ERISA Affiliate have incurred on the date of such withdrawal) exceeds $100,000; or (iv) any "reportable" event shall occur under ERISA in respect of any employee benefit plan maintained for employees of the Borrower or any subsidiary; or

            (g) LITIGATION. Any suit, action or other proceeding (judicial or administrative) commenced against the Borrower or any of its subsidiaries, or with respect to any assets of the Borrower or such subsidiary, shall threaten to have a material and adverse effect on the asset, condition (financial or otherwise) or future operations of the Borrower or such subsidiary; or a final judgment or settlement in excess of $100,000 in excess of insurance shall be entered in, or agreed to in respect of, any such suit, action or proceeding; or

            (h) NONCOMPLIANCE WITH THIS AGREEMENT. The Borrower shall fail to comply in any material respect with any provision hereof, which failure does not otherwise constitute an Event of Default, and such failure shall continue for ten (10) days after the occurrence of such failure; or


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


            (i) BANKRUPTCY. Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against the Borrower or any of its subsidiaries, or the Borrower or any of its subsidiaries shall take any step toward, or to authorize, such a proceeding; or

            (j) INSOLVENCY. The Borrower or any of its subsidiaries shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

      SECTION 7.2. REMEDIES. Upon the occurrence of any Event of Default set forth in SUBSECTIONS (A)-(K) of SECTION 7.1 and during the continuance thereof, the Lender or any other holder of the Convertible Term Note may declare the Convertible Term Note and any other amounts owed to the Lender to be immediately due and payable, whereupon the Convertible Term Note and any other amounts owed to the Lender shall forthwith become due and payable. Upon the occurrence of any Event of Default set forth in SUBSECTIONS (L)-(M) of SECTION 7.1, the Convertible Term Note and any other amounts owed to the Lender shall be immediately and automatically due and payable without action of any kind on the part of the Lender or any other holder of the Convertible Term Note. The Borrower expressly waives presentment, demand, notice or protest of any kind in connection herewith. The Lender shall promptly give the Borrower notice of any such declaration, but failure to do so shall not impair the effect of such declaration. No delay or omission on the part of the Lender or any holder of the Convertible Term Note in exercising any power or right hereunder or under the Convertible Term Note shall impair such right or power or be construed to be a waiver of any Event of Default or any acquiescence therein, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof, or the exercise of any other power or right.

                             SECTION 8. DEFINITIONS

      SECTION 8.1. GENERAL. As used herein:

            (a) "AFFILIATE" of any Person means (a) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in CLAUSE (A) above or (c) in the case of a trust, its protectors or trustees, any Person who is or has been a beneficiary thereof, or any Person who is or has been able to appoint a beneficiary thereof. For purposes of this definition, control of a Person shall mean the power, direct or indirect (i) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person, whether by ownership of securities, contract, proxy or otherwise, or (ii) to direct or cause the direction of the management and policies of such Person, whether by ownership of securities, contract, proxy or otherwise.


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            (b) "AGREEMENT" shall have the meaning set forth in the PREAMBLE.

            (c) "BORROWER" shall have the meaning set forth in the PREAMBLE.

            (d) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            (e) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            (f) "ERISA AFFILIATE" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

            (g) "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect on the date of this Agreement, consistently applied.

            (h) "INVESTOR" shall have the meaning set forth in the PREAMBLE.

            (i) "INVESTOR'S ADDRESS" shall have the meaning set forth in Section 3.1.

            (j) "LENDER" shall have the meaning set forth in the PREAMBLE.

            (k) "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate as a "contributing sponsor" (within the meaning of Section 4001(a)(13) of ERISA).

            (l) "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            (m) "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

            (n) "PLAN" means any plan, program or arrangement which constitutes an "employee benefit plan" within the meaning of Section 3(3) of ERISA and which is maintained or contributed to by the Borrower or its ERISA Affiliates for the benefit of their employees, including former employees.


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            (o) "SUBSIDIARY" means any corporation, partnership, joint venture, trust, or other legal entity of which the Borrower owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which the Borrower has effective control, by contract or otherwise.

            (p) "SUBSCRIPTION AMOUNT" shall equal $50,000.

            (q) "SUBSCRIPTION DATE" shall have the meaning set forth in the PREAMBLE.

            (r) "TERM LOAN MATURITY DATE" shall have the meaning set forth in
      SECTION 1.2.

            (s) "CONVERTIBLE TERM NOTE" shall have the meaning set forth in
      SECTION 1.2.

            (t) "UNMATURED EVENT OF DEFAULT" means an event or condition, which would become an Event of Default with notice or the passage of time or both.

Except as and unless otherwise specifically provided herein, all accounting terms in this Agreement shall have the meanings given to them by GAAP and shall be applied and all reports required by this Agreement shall be prepared, in a manner consistent with the audited financial statements referred to in SECTION 4.3.

      SECTION 8.2. APPLICABILITY OF SUBSIDIARY AND AFFILIATE REFERENCES. Terms hereof pertaining to any subsidiary or affiliate shall apply only during such times as the Borrower has any subsidiary or affiliate.

                            SECTION 9. MISCELLANEOUS

      SECTION 9.1. WAIVER OF DEFAULT. The Lender may, by written notice to the Borrower, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Lender and the Borrower shall be restored to their former position and rights hereunder and under the Convertible Term Note, respectively, and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other Event of Default or Unmatured Event of Default.

      SECTION 9.2. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed:

            (a) if to the Lender to the Investor's Address,

            (b) if to the Borrower to NuWay Medical, Inc., 2603 Main Street, Suite 1150, Irvine, California 92614 Attention: Chief Executive Officer.


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

or to such other address as may be hereafter designated in writing by the respective parties hereto.

      SECTION 9.3. NONWAIVER; CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising, on the part of the Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 9.4. SURVIVAL OF AGREEMENTS. All agreements, representations and warranties made herein shall survive the delivery of the Convertible Term Note and the making of the Term Loan.

      SECTION 9.5. SUCCESSORS. This Agreement shall, upon execution and delivery by the Borrower and acceptance by the Lender, become effective and shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of the Lender.

      SECTION 9.6. CAPTIONS. Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.

      SECTION 9.7. SINGULAR AND PLURAL. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others where appropriate.

      SECTION 9.8. COUNTERPARTS. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      SECTION 9.9. FEES. The Borrower agrees to pay or reimburse the Lender for all costs and expenses of enforcing this Agreement or the Convertible Term Note, or preserving its rights hereunder or under any document or instrument executed in connection herewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lender, whether in or out of court, in original or appellate proceedings or in bankruptcy).

      SECTION 9.10. CONSTRUCTION. This Agreement, the Convertible Term Note, and any other document or instrument executed in connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California and shall be deemed to have been executed in the State of California.

                            [SIGNATURE PAGE FOLLOWS]


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


      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                      BORROWER

                                      NUWAY MEDICAL, INC.

                                      /s/
                                      ------------------------------
                                      Dennis Calvert, President


                                      LENDER

                                      DAVID MOON

                                      /S/
                                      ------------------------------


                                      LENDER

                                      JAMES BURCHARD

                                      /S/
                                      ------------------------------

                                    EXHIBIT A
                              CONVERTIBLE TERM NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


Subscription Amount: $50,000                              Irvine, California
                                                          Dated: October 1, 2004


      FOR VALUE RECEIVED, NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware ("BORROWER"), promises to pay to the order of "Investor", as that term is defined in the Convertible Loan Agreement by and between Borrower and Investor ("CONVERTIBLE LOAN AGREEMENT") (hereafter, together with any subsequent holder hereof, called "LENDER"), at its office at "Investor's Address", as that term is defined in the Convertible Loan Agreement, or at such other place as Lender may direct, the "Subscription Amount", noted above (the "LOAN"), payable in full one year from the "Subscription Date", or at an earlier date as provided in Section 3.2 of the Convertible Loan Agreement (the "MATURITY DATE"). This Convertible Term Note is duly authorized issue of the Borrower (the "ISSUER"), issued on October 1, 2004 (the "ISSUANCE DATE"), and designated as its Convertible Term Note due one year from the Issuance Date (the "NOTE").

      Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder on the dates and at the rate or rates as set forth in the Convertible Loan Agreement.

      Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America, or in Preferred Stock of the Borrower as set forth below.

      Accrual of interest shall commence as of the Issuance Date. Interest shall be payable by the Issuer, at the Issuer's option, in cash or in that number of shares of preferred stock of the Issuer (the "PREFERRED STOCK") (at a price per share calculated pursuant to the conversion formula contained below), upon the earlier to occur of (i) upon conversion of this Note pursuant to the conversion features set forth below, or (ii) upon an Event of Default as defined below, and if an Event of Default occurs interest due hereunder shall be payable in cash or stock as set forth herein at the option of the Holder. Unless otherwise agreed in writing by both parties hereto, the interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Issuer regarding registration and transfers of the Note (the "NOTE Register"), provided, however, that the Issuer's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement and this Note.


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

      The Note is subject to the following additional provisions:

      1. The Issuer shall be entitled to withhold from all payments of principal and/or interest of this Note any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

      2. This Note has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Note, the Issuer and any agent of the Issuer may treat the person in whose name this Note is duly registered on the Issuer's Note register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Agreement.

      3. The Holder or Issuer may, at its option, at any time up to and including December 31, 2004, convert the principal amount of this Note or any portion thereof, and any accrued interest thereon, into 10,000,000 shares of fully paid and non assessable Series A Preferred Stock of the Issuer ("CONVERSION SHARES"). The right to convert the Note may be exercised by telecopying an executed and completed notice of conversion (the "NOTICE OF CONVERSION") to the Holder or Issuer. Each business day on which a Notice of Conversion is telecopied in accordance with the provisions hereof shall be deemed a "Conversion Date". The Issuer will transmit the certificates representing Conversion Shares issuable upon such conversion of the Note (together with the certificates representing the Note not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within ten Business Days after the Conversion Date, provided, the Issuer has received the original Note being so converted from the Holder. If the Company has not received the original Note being converted within three Business Days after Conversion Date, then the Issuer shall transmit the certificates representing the Conversion Shares issuable upon such conversion of the Note (together with the certificates representing the Note not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within five business days after receipt of the original Notice of Conversion and original Note being converted.

      4. The principal amount of this Note, and any accrued interest thereon, shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.


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


      5. The number of Conversion Shares shall be adjusted as follows:

            a. If the Issuer shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately reduced.

      6. No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Note at the place, time, and rate, and in the coin or currency herein prescribed.

      7. The Issuer hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      8. If one or more "Events of Default" shall occur, as that term is used in the Convertible Loan Agreement, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder's sole discretion, the Holder may consider this Note (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law (including but not limited to consequential damages if any). It is agreed that in the event of such action, such Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys. The parties acknowledge that a change in control of the Issuer shall not be deemed to be an Event of Default as set forth herein.

      9. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.


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


      10. The Holder shall have the right, if applicable, to include all of the Conversion Shares underlying this Note (the "Registrable Securities") as part of any registration of securities filed by the Issuer (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-4 or S-8) and must be notified in writing of such filing as soon as reasonably practicable; PROVIDED, HOWEVER, that the Holder agrees it shall not have any piggy-back registration rights pursuant to this Note if the Conversion Shares underlying this Note may be sold in the United States pursuant to the provisions of Rule 144 without any restriction on resale. Holder shall have five business days after receipt of the aforementioned notice from the Issuer, to notify the Issuer in writing as to whether the Issuer is to include Holder or not include Holder as part of such registration; PROVIDED, HOWEVER, that if any registration pursuant to this paragraph shall be underwritten, in whole or in part, the Issuer may require that the Registrable Securities requested for inclusion pursuant to this paragraph be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. All registration expenses incurred by the Issuer in complying with the terms of this Note shall be paid by the Issuer, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the Holder.

      11. This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Issuer prior to the conversion into Preferred Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Note and conversion the Holder hereof shall be entitled to convert this Note, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.

      12. Except as expressly provided herein or as required by law, so long as this Note remains outstanding, the Issuer shall not, without the approval by vote or written consent by the Holder, take any action that would adversely affect the rights, preferences or privileges of this Note.

      IN WITNESS WHEREOF, the Issuer has caused this Convertible Term Note to be duly executed by an officer thereunto duly authorized.


NUWAY MEDICAL, INC.


By /s/
   ------------------------
Name: Dennis Calvert, its President


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


NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)



      The undersigned hereby irrevocably elects to convert ___________ of the principal amount of the above Note into ___________ Shares of Series A Preferred Stock of NuWay Medical, Inc. according to the conditions hereof, as of the date written below.


Date of Conversion:
                    ------------------------------------------


Signature:
           ---------------------------------------------------


Name:
     ---------------------------------------------------------


Address:
        ------------------------------------------------------



Date of Conversion:
                    ------------------------------------------


Signature:
           ---------------------------------------------------


Name:
     ---------------------------------------------------------


Address:
        ------------------------------------------------------



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